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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 10, 1995

                            URANIUM RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                0-17171            75-2212772
(State or other jurisdiction     (Commission      (I.R.S. Employer
of incorporation)                File Number)     Identification No.)


12750 MERIT DRIVE, SUITE 1210, DALLAS, TEXAS           75251
(Address of principal executive offices)               Zip Code

Registrant's telephone number, including area code:  214-387-7777

                                   NO CHANGE
         (Former name or former address, if changed since last report)






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              Exhibit Index Begins on Sequentially Numbered Page 4
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ITEM 5.  OTHER EVENTS

         On May 10, 1995, the Registrant issued a press release announcing that it had reached an agreement with Ryback Management Company on the principal terms of a $6 million loan to the Registrant by two mutual funds managed by Ryback. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                 (c)      EXHIBITS.

                          (99)    Additional Exhibits.

                          99.1 - Press Release announcing that the Registrant reached an agreement with Ryback Management Company on the principal terms of $6 million loan to the Registrant by two mutual funds managed by Ryback.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  URANIUM RESOURCES, INC

Date: May 15, 1995                /s/ Wallace M. Mays
                                  Wallace M. Mays
                                  Chairman of the Board and
                                  Chief Executive Officer





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                                 EXHIBIT INDEX

EXHIBIT NO.      EXHIBIT DESCRIPTION                                         PAGE
- - -----------      -------------------                                         ----
  99.1           Press Release announcing that the Registrant                  6
                 reached an agreement with Ryback Management
                 Company on the principal terms of $6 million
                 loan to the Registrant by two mutual funds
                 managed by Ryback.





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